Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Dividends Paid

DIVIDENDS	2012	2011	2010
Cash dividend paid per share	$1.89	$1.73	$0.65
Cash dividend declared per share	$1.94	$1.78	$1.05

Other Comprehensive (Loss) Income
OTHER COMPREHENSIVE (LOSS) INCOME / ENDING BALANCE1)	2012	2011	2010
Cumulative translation adjustments	$67.2	$38.4	$81.0
Net gain/(loss) of cash flow hedge derivatives	—	—	0.0
Net pension liability	(107.7)	(80.7)	(44.6)

Total (ending balance)	$(40.5)	$(42.3)	$36.4

Deferred taxes on cash flow hedge derivatives	$—	$—	$0.0
Deferred taxes on the pension liability	$59.7	$45.5	$25.0

1)	The components of Other Comprehensive (Loss) Income are net of any related income tax effects.